UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 29, 2025

Date of Report (Date of earliest event reported)

CRITEO S.A.

(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)

+33 17 585 0939

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market

Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*	Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On October 29, 2025, the Company issued a press release and will hold a conference call regarding its financial results for the quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.

ITEM 7.01	Regulation FD Disclosure.

On October 29, 2025, the Company issued a press release announcing the appointment of Edouard Dinichert as Chief Customer Officer, effective December 1, 2025. A copy of the press release is furnished as Exhibit 99.2 to this report.

The information furnished with this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

On October 29, 2025, the Company issued a press release announcing its intention to pursue a transfer of its legal domicile from France to Luxembourg via a cross-border conversion (the “Conversion”) and replace its American Depositary Shares structure with ordinary shares to be directly listed on Nasdaq. The Conversion is expected to be completed in the third quarter of 2026, subject to certain closing conditions, including shareholder approval. A copy of the press release is attached as Exhibit 99.3 to this report and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release regarding financial results dated October 29, 2025

99.2	Press Release regarding appointment dated October 29, 2025

99.3	Press Release regarding redomiciliation dated October 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: October 29, 2025	By:	/s/ Sarah Glickman
	Name:	Sarah Glickman
	Title:	Chief Financial Officer